UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ORANGE 21 INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2005

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders on June 2, 2005, at 10:00 a.m., at the Grand Pacific Palisades Resort and Hotel located at 5805 Armada Drive, Carlsbad, California.

This booklet includes the formal notice of the meeting and the proxy statement. After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. In addition, we have enclosed a copy of our Annual Report on Form 10-K, which includes the company’s financial statements for 2004.

Your vote is important, so please return your proxy promptly. The Board of Directors and management look forward to seeing you at the meeting.

Mark Simo	Barry Buchholtz

Chairman of the Board	Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 2, 2005

To the Stockholders of Orange 21 Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Orange 21 Inc., a Delaware corporation (“we,” “us” or the “Company”), will be held on June 2, 2005, at 10:00 a.m., Pacific time, at the Grand Pacific Palisades Resort and Hotel located at 5805 Armada Drive, Carlsbad, California, for the following purposes:

1.                To elect new directors;

2.                To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent accountant for the fiscal year ending December 31, 2005; and

3.                To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record as of the close of business on April 25, 2005 are entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Secretary’s office, 2070 Las Palmas Drive, Carlsbad, California 92009, for ten days before the meeting.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

Sincerely,

Michael Brower
Chief Financial Officer and Secretary

Carlsbad, California
April 29, 2005

ORANGE 21 INC.
2070 LAS PALMAS DRIVE
CARLSBAD, CALIFORNIA 92009

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Orange 21 Inc., a Delaware corporation (the “Company”), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on June 2, 2005, at 10:00 a.m., (the “Annual Meeting”) and at any adjournment or postponement thereof.

Who Can Vote

Stockholders of record at the close of business on April 25, 2005 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 8,012,483 shares of common stock, $0.0001 par value (the “Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of the Company’s outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

How You Can Vote

You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, you must mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If you return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the three nominees for Class I director listed in this Proxy Statement and FOR the ratification of the appointment of the Company’s independent accountants.

Revocation of Proxies

Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

•       by voting in person at the Annual Meeting;

•      by submitting written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

•      by submitting another proxy of a later date that is properly executed.

Required Vote

Directors are elected by a plurality vote. The three nominees for Class I director who receive the most votes cast in their favor will be elected to serve as directors. The other proposal submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 29, 2005.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope, so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:
ELECTION OF DIRECTORS

General

The Board, as now authorized, consists of seven members divided into three classes. The Class I members of the Board are scheduled for election at the Annual Meeting. The current Class I directors are Barry Buchholtz, David R. Mitchell and Greg Theiss. The Class II directors are Harry Casari and Mark Simo. The Class III directors are Roger S. Penske, Jr. and Jeffrey Theodosakis. The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board has designated, the three nominees listed below to be elected at the Annual Meeting. If elected at the Annual Meeting, each Class I director will hold office until the Annual Meeting of Stockholders in 2008 or until their successors have been duly elected and qualified. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the Board, taking into account any recommendation by the Nominating and Corporate Governance Committee, to fill the vacancy.

Biographical information concerning each of the director nominees is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Barry Buchholtz	2004	34

Barry Buchholtz joined the Company in September 1997 as Chief Operations Officer and served as President from January 2000 until July 2004. In July 2004, Mr. Buchholtz was promoted to Chief Executive Officer and was elected a member of our board of directors. From February 1996 to September 1997, Mr. Buchholtz was a partner in Global Management Group, a computer industry-consulting firm to companies such as Dow Jones, Telerate and Andrea Electronics. From June 1993 to January 1996, Mr. Buchholtz was Vice President, Operations for Vision Technologies, LLC, a manufacturer of personal computers and peripherals. From June 1988 to May 1993, Mr. Buchholtz was Chief Operating Officer for Syntax Computer Corp., a manufacturer of personal computers and peripherals. From 1987 to 1988, Mr. Buchholtz was Vice President, Operations for Kaypro Corporation, a manufacturer of personal computers and peripherals.

David R. Mitchell	2003	38

David Mitchell has served on the Company’s board of directors since April 2003. Since August 2003, Mr. Mitchell has served as a principal with Transportation Resource Partners, a private equity business affiliated with the Penske Corporation. From May 2002 to July 2003, Mr. Mitchell served as a Vice President of Penske Corporation. From January 1999 to April 2002, Mr. Mitchell served as a partner in R.J. Peters and Company, a private equity investment and financial advisory company. From July 1994 to January 1999, Mr. Mitchell was a Senior Manager with Deloitte Consulting.

Greg Theiss	2004	46	Greg Theiss has served on the Company’s board of directors since August 2004. Since 1980, Mr. Theiss has owned and operated Forest Enterprises, LLC, a real estate investment management company.

The Board recommends a vote “FOR” election as director of the Class I nominees set forth above.

Biographical information concerning the Class II directors as of the Annual Meeting, who will serve until the 2006 Annual Meeting of the Stockholders, is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Harry Casari	2004	69

Harry Casari has served on the Company’s board of directors since August 2004. Since 1994, Mr. Casari has been a private investor. Mr. Casari worked as a certified public accountant for Ernst & Young LLP from 1969 until 1994 when he retired as a partner. Mr. Casari currently serves as Chairman of the board of directors of Meade Instruments Corporation (Nasdaq: MEAD), an optics and telescope manufacturer, and as a member of the board of directors of Cohu, Inc. (Nasdaq: COHU), a semiconductor equipment, television camera, metal detection instrumentation and microwave communications equipment manufacturer.

Mark Simo	1994	45

Mark Simo, one of our founders, has served as Chairman of the board of directors since August 1994. Mr. Simo served as Chief Executive Officer from August 1994 to July 2004. Since September 1990, Mr. Simo has served as the Chief Executive Officer and a member of the board of directors of No Fear, Inc. From February 1984 to August 1990, Mr. Simo served as a Vice President of Life’s A Beach, an apparel company.

Biographical information concerning the Class III directors as of the Annual Meeting, who will serve until the 2007 Annual Meeting of the Stockholders, is set forth below.

Name	Served as Director Since	Age	Principal Business Experience
Roger S. Penske, Jr.	1998	45

Roger S. Penske, Jr. has served on the Company’s board of directors since December 1998. Since May 2003, Mr. Penske has served as Executive Vice President—East Operations of United Auto Group, Inc. From January 2001 until May 2003, Mr. Penske served as President Mid-Atlantic of United Auto Group. Since September 1998, Mr. Penske has also served as Chairman of Penske Toyota. From 1996 to 1998, Mr. Penske served as the Chief Executive Officer of Penske Auto Centers, Inc. Prior to 1996, Mr. Penske held various management positions with Penske Truck Leasing, Penske Automotive Group and Detroit Diesel Corporation. Since 1995, Mr. Penske has served as a member of the board of directors of Penske Corporation.

Jeff Theodosakis	2003	46

Jeff Theodosakis, one of our founders, has served on the Company’s board of directors since April 2003. Since January 2003, Mr. Theodosakis also has served as our Brand Guardian. From January 1999 to January 2003, Mr. Theodosakis served as our Vice President of Marketing. From our inception to January 1999, Mr. Theodosakis served as our General Manager. Since September 1992, Mr. Theodosakis has served as President and a member of the board of directors of Skylark Sports Marketing Corp., a manufacturer of rock climbing and yoga apparel and accessories. From February 1984 to August 1992, Mr. Theodosakis served as President of Life’s A Beach.

Board Meetings and Committees

The Board held three meetings during the year ended December 31, 2004, all of which occurred prior to the completion of the Company’s initial public offering in December 2004 (the “IPO”).  The Company was reincorporated from a California corporation to a Delaware corporation during fiscal year 2004; therefore, the meetings described above include the meetings of the board of directors of both the California and Delaware companies. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors serve. In addition, the Board encourages each of the directors to attend the annual meetings of the stockholders.

Independent Directors

The Board believes that a majority of the Board members should be independent directors. The Board also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer, as directors. The Board has determined that each of Messrs. Casari, Mitchell, Penske, Jr. and Theiss are independent directors as defined by the Marketplace Rules of the Nasdaq Stock Market and the rules and regulations of the U.S Securities and Exchange Commission (the “SEC”).

The members of the Audit Committee each meet the independence standards established by the SEC for audit committees. In addition, the Board has determined that Mr. Casari satisfies the definition of an “audit committee financial expert” under SEC rules. This designation does not impose any duties, obligations or liabilities on Mr. Casari that are greater than those generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Board Committees and Charters

The Board has three standing committees, all of which were created in connection with the IPO: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board appoints the members and chairpersons of these committees. Each member of these committees is an independent director in accordance with the Marketplace Rules of the Nasdaq Stock Market and the rules and regulations of the SEC. Each committee has a written charter approved by the Board. Copies of the Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are attached to this Proxy Statement as Appendix A, Appendix B and  Appendix C, respectively.

Audit Committee

Members:	Mr. Casari (Chairman) Mr. Mitchell Mr. Theiss
Number of Meetings in 2004:	0
Functions:

The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent accountants and for ensuring that the accountants are independent of management.

Compensation Committee

Members:	Mr. Mitchell (Chairman) Mr. Casari Mr. Penske, Jr.
Number of Meetings in 2004:	0
Functions:

The Compensation Committee determines the Company’s general compensation policies and practices. The Compensation Committee reviews and approves compensation packages for the Company’s officers and, based upon such review, recommends overall compensation packages for the officers to the Board. The Compensation Committee also reviews and determines equity-based compensation for the Company’s directors, officers, employees and consultants and administers the Company’s stock option plans.

Nominating and Corporate Governance Committee

Members*:	Mr. Mitchell (Chairman) Mr. Casari Mr. Theiss
Number of Meetings in 2004:	0
Functions:

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board and for overseeing the Company’s corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

*Because the term of two of the three directors serving on the Nominating and Corporate Governance Committee expires as of the 2005 Annual Meeting, the Board of Directors determined that it was advisable and in the best interest of the stockholders of the Company to form a special Nominating and Corporate Governance Committee for purposes of nominating the candidates for election in the 2005 Annual Meeting. This special committee consists of Mr. Casari and Mr. Penske, Jr. both of whom qualify as independent directors under the Marketplace Rules of the Nasdaq Stock Market. References in the Proxy to the Nominating and Corporate Governance Committee shall be deemed to be to the special committee in connection with all matters pertaining to nomination of director candidates for the 2005 Annual Meeting.

Director Nominations

The Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

The Board has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate a director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Nominating and Corporate Governance Committee will consider various candidates for Board membership, including those suggested by the Nominating and Corporate Governance Committee members, by other Board members, by any executive search firm engaged by the Nominating and Corporate Governance Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. Once the Nominating and Corporate Governance Committee chooses a slate of candidates, the Nominating and Corporate Governance Committee recommends the candidates to the entire Board, and the Board then determines whether to recommend the slate to the stockholders.

In addition, the Company’s bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s bylaws. Information required by the Company’s bylaws to be in the notice include: the name, contact information and share ownership information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section. The Nominating and Corporate Governance Committee may also require any proposed nominee to furnish such other information as may reasonably be required by the Nominating and Corporate Governance Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The recommendation should be sent to: Secretary, Orange 21 Inc., 2070 Las Palmas Drive, Carlsbad, California 92009. You can obtain a copy of the Company’s bylaws by writing to the Secretary at this address.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to: General Counsel, Orange 21 Inc., 2070 Las Palmas Drive, Carlsbad, California 92009. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The General Counsel will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Director Compensation

Prior to the IPO, the Company paid certain of its directors a cash stipend and issued certain of its directors options to purchase shares of the Company’s common stock for their services as directors. Since the IPO, the Company has approved payment of the following fees to its non-employee directors related to their service on the Board:

•       annual retainer of $15,000;

•       per Board meeting fee of $1,000 if attended in person or $500 if attended by telephone;

•       annual retainer of $3,000 for serving as chairman of the Audit Committee and $2,000 for serving as a member of the Audit Committee;

•       annual retainer of $1,000 for serving as the chairman or a member of the Compensation Committee; and

•       annual retainer of $1,000 for serving as the chairman or a member of the Nominating and Corporate Governance Committee.

In addition, the Company’s non-employee directors receive nondiscretionary, automatic grants of nonstatutory stock options. A non-employee director is automatically granted an initial option to purchase 10,000 shares upon first becoming a member of the Board. The initial option vests and becomes exercisable over three years, with the first 33-1/3% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. Immediately after each of the Company’s regularly scheduled annual meeting of stockholders, each non-employee director is automatically granted a nonstatutory option to purchase 5,000 shares of Common Stock, provided the director has served on the Board for at least six months. Each annual option will be fully vested and exercisable on the first anniversary of the date of grant. The options granted to non-employee directors will have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant and will become fully vested if the Company is subject to a change of control.

The Company also reimburses the directors for reasonable expenses in connection with attendance at Board and committee meetings.

Compensation Committee Interlocks and Insider Participation

Messrs. Casari, Mitchell and Penske, Jr. have served as members of the Compensation Committee since the IPO. It is expected that Mr. Mitchell will continue to serve as a member of the Compensation Committee following his election as a director. None of the members of the Compensation Committee at any time has been one of our officers or employees. No interlocking relationship exists, or has existed in the past, between the Board or Compensation Committee and the board of directors or compensation committee of any other entity.

PROPOSAL TWO:

RATIFICATION OF INDEPENDENT ACCOUNTANTS

Upon the recommendation of the Audit Committee, the Board has selected the firm of Mayer Hoffman McCann P.C. as the Company’s independent accountants for the fiscal year ending December 31, 2005. The Company’s prior independent auditor, Nation Smith Hermes Diamond, APC, were engaged to perform the Company’s fiscal year ending December 31, 2004 audit prior to being merged with Mayer Hoffman McCann P.C. in January 2005. Representatives of Mayer Hoffman McCann P.C. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent accountants is not required by the Company’s bylaws or otherwise, the Company is submitting the selection of Mayer Hoffman McCann P.C. to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services paid by the Company during 2004 and 2003.

	Fiscal Year Ended December 31,
	2004	2003
Audit Fees(1)	$495,244	$41,400
Audit-Related Fees(2)	—	—
Tax Fees(3)	16,509	19,858
All Other Fees(4)	—	—
Total	$511,753	$61,258

(1)          Audit Fees include all services that are performed to comply with generally accepted auditing standards. In addition, this category includes fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements, such as audits, quarterly reviews, attest services, statutory audits, comfort letters, consents, reports on an issuer’s internal controls, and review of documents to be filed with the SEC. Certain services, such as tax services and accounting consultations, may not be billed as audit services. To the extent that such services are necessary to comply with GAAS (i.e., tax accrual work), an appropriate allocation of those fees is in this category.

(2)          Audit-Related Fees includes assurance and related services that are traditionally performed by an independent accountant such as employee benefit plan audits, due diligence related to mergers and acquisitions, accounting assistance and audits in connection with proposed or consummated acquisitions, and special assignments related to internal control reviews.

(3)          Tax Fees includes all services performed by an accounting firm’s tax division except those related to the audit. Typical services include tax compliance, tax planning and tax advice.

(4)          All Other Fees includes fees for any service not addressed in the other three categories above.

Determination of Independence

The Audit Committee has determined that the fees received by Nation Smith Hermes Diamond, APC for the non-audit related services listed above are compatible with maintaining the independence of Mayer Hoffman McCann P.C.

Pre-Approval Policy and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by the Company’s principal accountants be approved in advance by the Audit Committee. The Audit Committee will not approve the engagement of the independent accountants to perform any service that the independent accountants would be prohibited from providing under applicable securities laws or Nasdaq requirements. In assessing whether to approve use of the independent accountants for permitted non-audit services, the Audit Committee tries to minimize relationships that could appear to impair the objectivity of the independent accountants. The Audit Committee will approve permitted non-audit services by the independent accountants only when it will be more effective or economical to have such services provided by the independent accountants’ firm. During the fiscal year ended December 31, 2004, subsequent to the Audit Committee being formed, all audit and non-audit services performed by the Company’s principal accountants were approved in advance by the Audit Committee.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company’s independent accountants but will not be required to select different independent accountants for the Company.

The Board recommends a vote “FOR” ratification of Mayer Hoffman McCann P.C. as the Company’s independent accountants.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2005 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each of the Company’s current directors, (iii) each of the Company’s nominees for director, (iii) each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table,” and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. The percentage of Common Stock beneficially owned is based on 8,012,483 shares outstanding as of March 31, 2005. In addition, shares issuable pursuant to options which may be exercised within 60 days of March 31, 2005 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individual.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
No Fear, Inc.(2)	1,153,218	14.2%
Directors, Director Nominees and Named Executive Officers:
Barry Buchholtz(3)	178,103	2.2%
Michael Brower(4)	36,875	*
John Gothard(5)	67,916	*
Grant Guenther(6)	22,343	*
Gary Kopren(7)	43,536	*
Mark Simo(2)	1,153,218	14.2%
David R. Mitchell(8)	148,380	1.8%
Roger S. Penske, Jr.(9)	81,093	1.0%
Jeff Theodosakis(10)	157,500	1.9%
Harry Casari(11)	10,000	*
Greg Theiss(12)	217,291	2.7%
Karl Hingel	—	—
Richard Marshall	—	—
All directors and named executive officers as a group (13 persons)(13)	2,116,255	20.9%

*                    Amount represents less than 1% of the outstanding shares of the Company’s common stock.

(1)          Unless otherwise noted, the address of each beneficial owner listed in this table is: c/o Orange 21 Inc., 2070 Las Palmas Drive, Carlsbad, CA 92009.

(2)          Represents 1,053,468 shares held by No Fear, 6,000 shares held by Mark Simo, the Company’s Chairman of the board of directors, and 93,750 shares subject to options held by Mr. Simo that are exercisable within 60 days of March 31, 2005. Mr. Simo is the Chief Executive Officer and Chairman of the board of directors of No Fear and has voting and dispositive control over the shares held by No Fear. The principal business address for No Fear is 2251 Faraday Avenue, Carlsbad, CA 92008. Mr. Simo disclaims beneficial ownership of the securities held by No Fear.

(3)          Includes 47,791 shares held of record and 130,312 shares subject to options that are exercisable within 60 days of March 31, 2005.

(4)          Includes 3,125 shares held of record and 33,750 shares subject to options that are exercisable within 60 days of March 31, 2005.

(5)          Includes 26,041 shares held of record and 41,875 shares subject to options that are exercisable within 60 days of March 31, 2005.

(6)          Includes 22,343 shares subject to options that are exercisable within 60 days of March 31, 2005.

(7)          Includes 11,861 shares held of record and 31,675 shares subject to options that are exercisable within 60 days of March 31, 2005.

(8)   Represents 96,505 shares held by R.J. Peters & Company LLC and 51,875 shares subject to options held by Mr. Mitchell that are exercisable within 60 days of March 31, 2005.

(9)          Represents 29,218 shares held of record and 51,875 shares subject to options that are exercisable within 60 days of March 31, 2005.

(10)   Represents 87,500 shares held of record and 70,000 shares subject to options that are exercisable within 60 days of March 31, 2005.

(11)   Represents 10,000 shares subject to options that are exercisable within 60 days of March       31, 2005.

(12)   Represents 207,291 shares held of record and 10,000 shares subject to options that are exercisable within 60 days of March 31, 2005.

(13)   Includes 93,750 shares subject to options held by Mr. Simo, 130,312 shares subject to options held by Mr. Buchholtz, 33,750 shares subject to options held by Mr. Brower, 41,875 shares subject to options held by Mr. Gothard, 22,343 shares subject to options held by Mr. Guenther, 31,675 shares subject to options held by Mr. Kopren, 51,875 shares subject to options held by Mr. Mitchell, 51,875 shares subject to options held by Mr. Penske, Jr., 70,000 shares subject to options held by Mr. Theodosakis, 10,000 shares subject to options held by Mr. Casari and 10,000 shares subject to options held by Mr. Theiss. Each of these options is exercisable within 60 days of March 31, 2005.

EXECUTIVE COMPENSATION

The following table summarizes all compensation paid to our chief executive officer and to our four other most highly compensated executive officers, which we refer to collectively as the named executive officers, whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to us during the two fiscal years ended December 31, 2004 and 2003. The compensation described in this table does not include medical, group life insurance or other benefits which are generally available to all of our salaried employees.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Position	Year	Salary ($)	Bonus ($)(1)	Shares Underlying Options (#)	All Other Compensation ($)(2)
Mark Simo(3)	2004	$—	$—	71,875	$—
Chairman and Chief Executive Officer (former)	2003	$—	$—	3,125	$—
Barry Buchholtz	2004	$94,000	$136,473	116,250	$—
Chief Executive Officer	2003	$94,000	$79,070	31,250	$—
Michael Brower(4)	2004	$120,000	$14,196	15,000	$—
Chief Financial Officer, Secretary and Treasurer	2003	$27,692	$—	18,750	$—
John Gothard	2004	$50,000	$34,107	29,375	$71,691
Vice President, North American Sales	2003	$50,000	$—	6,250	$103,186
Grant Guenther	2004	$85,000	$27,020	29,375	$—
Vice President, Marketing	2003	$80,962	$26,718	—	$—
Gary Kopren	2004	$100,000	$18,368	34,375	$—
Vice President of Operations (former)	2003	$97,692	$17,799	—	$—

(1)          The amount set forth under the column “Bonus” consists of the bonus amount paid for such fiscal year, regardless of which fiscal year the bonus was actually paid.

(2)          Unless otherwise noted, the compensation set forth under the column “All Other Compensation” represents sales commissions.

(3)          Mr. Simo served as our Chief Executive Officer until July 2004. He did not receive a salary for these services.

(4)          Mr. Brower joined us in September 2003; therefore, Mr. Brower received $27,692 in salary for fiscal 2003.

Stock Options

The following tables set forth certain information with respect to stock options granted to and exercised by the named executive officers during the fiscal year ended December 31, 2004 and the number and value of the options held by each individual as of December 31, 2004. The exercise price is equal to 100% of the fair market value of our Common Stock on the date of grant.

Option Grants in Fiscal 2004

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)(1)	Exercise of Base Price (#/Sh)	Expiration Date	5% ($)	10% ($)
Mark Simo	1,875	0.3	$4.80	12/31/2008	2,487	5,495
Mark Simo	70,000	12.3	$8.75	12/12/2014	385,198	976,167
Barry Buchholtz	56,250	9.9	$4.80	12/31/2008	74,596	164,838
Barry Buchholtz	60,000	10.6	$8.75	12/12/2014	330,170	836,715
Michael Brower	15,000	2.6	$8.75	12/12/2014	82,542	209,179
John Gothard	9,375	3.5	$4.80	12/31/2008	12,433	27,473
John Gothard	20,000	1.6	$8.75	12/12/2014	110,057	278,905
Grant Guenther	9,375	3.5	$4.80	12/31/2008	12,433	27,473
Grant Guenther	20,000	1.6	$8.75	12/12/2014	110,057	278,905
Gary Kopren	9,375	3.5	$4.80	12/31/2008	12,433	27,473
Gary Kopren	25,000	4.4	$8.75	12/12/2014	137,570	348,631

(1)          The percentage of total options granted is based on a total of 568,437 options granted to employees in fiscal 2004.

(2)          The 5% and 10% assumed rates of appreciation are suggested by the rules of the SEC and do not represent our estimate or projection of our future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

Aggregated Option Exercises in Fiscal 2004 and 2004 Fiscal Year-End Option Values

	Shares Acquired on	Value Realized	Number of Securities Underlying Options at December 31, 2004 (#)		Value of Unexercised In-the- Money Options at December 31, 2004 ($)(2)
Name	Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark Simo	9,375	$30,000	93,750	—	$298,188	—
Barry Buchholtz	9,375	$15,000	127,500	45,000	573,375	$254,250
Michael Brower	—	—	33,750	—	131,438	—
John Gothard	—	—	41,875	—	167,594	—
Grant Guenther	—	—	21,875	7,500	44,594	42,375
Gary Kopren	—	—	37,473	7,500	129,929	42,375

(1)          Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2)          Calculated on the basis of the fair market value of the underlying securities at December 31, 2004 ($10.45 per share) minus the exercise price.

Employment Agreements

The Company entered into an employment agreement with Barry Buchholtz dated as of January 1, 2002, which provides for an annual salary of $94,000 and a contingent annual incentive bonus based upon achievement of sales, research and development and other milestones of up to $250,000. The employment agreement provides that Mr. Buchholtz’s employment is terminable at will at any time.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD ON EXECUTIVE COMPENSATION

The Compensation Committee is comprised of three independent directors. The Compensation Committee is responsible for developing and monitoring compensation arrangements for the executive officers of the Company, administering the Company’s stock option plans and other compensation plans and performing other activities and functions related to executive compensation as may be assigned from time to time by the Board of Directors (the “Board”). The performance criteria for the Chief Executive Officer (the “CEO”) and other executive officers for fiscal 2004 was established by the Board.

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation of the Company’s executive officers should encourage creation of stockholder value and achievement of strategic corporate objectives. It is the Compensation Committee’s philosophy to align the interests of the Company’s stockholders and management by integrating compensation with the Company’s annual and long-term corporate strategic and financial objectives. In order to attract and retain the most qualified personnel, the Company intends to offer a total compensation package competitive with companies in the action and extreme sports industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. The components of executive officer compensation consist of base salary, bonus and stock options, which are discussed separately below.

The Company generally intends to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1.0 million per year. The Company does not expect that the non-exempt compensation to be paid to any of its executive officers for fiscal 2004 as calculated for purposes of Section 162(m) will exceed the $1.0 million limit.

Executive Officer Base Salary

The Compensation Committee reviews salaries recommended by the CEO for executive officers other than the CEO, and based upon such review approves salaries and raises for such executive officers and makes a recommendation to the entire Board for approval of these salaries. The Compensation Committee sets the salary level of each executive officer on a case-by-case basis, taking into account the individual’s level of responsibilities and performance. The Compensation Committee also considers market information and the base salaries and other incentives paid to executive officers of other similarly sized companies within the Company’s industry.

Executive Officer Bonuses

The Compensation Committee believes that a portion of executive officer compensation should be contingent upon the Company’s performance and an individual’s contribution to the Company’s success in meeting corporate and financial objectives. Bonuses paid for fiscal 2004 were determined on a case-by-case basis. For officers other than the CEO, the Compensation Committee evaluated each executive officer with the CEO to determine the bonus for the fiscal year, which was based on individual and corporate performance criteria, taking into account economic and industry conditions. The Compensation Committee approved the executive officer bonuses and then recommended them to the Board, where the entire Board approved them.

Stock Option Grants

The Compensation Committee administers the Company’s 2004 Stock Incentive Plan for executive officers, employees, consultants and outside directors, under which it grants options to purchase the Company’s Common Stock with an exercise price equal to the fair market value of a share of the Common Stock on the date of grant. Prior to 2004, the Company made stock option grants pursuant to individual stock option agreements. The Compensation Committee believes that providing executive officers who have responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock aligns the interests of the Company’s executive officers with those of its stockholders and promotes retention of key personnel, which is also in the best interest of the stockholders. Accordingly, the Compensation Committee, when reviewing executive officer compensation, also considers stock option grants as appropriate. At its discretion, the Compensation Committee may also grant options based on individual and corporate achievements from time to time. Grants made to the CEO and other executive officers of the Company are approved by the Compensation Committee and then recommended for approval by the Compensation Committee to the entire Board. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and the Company’s performance, the executive officer’s role and responsibilities within the Company, the executive officer’s base salary and comparisons with comparable awards to individuals in similar positions in the industry.

Chief Executive Officer Compensation

The Compensation Committee determines the compensation (including bonus and option grants) of the CEO using the same criteria as for the other executive officers. Barry Buchholtz served as the Company’s CEO and Chairman of the Board from July 2004 through the end of fiscal 2004. In 2005, the Compensation Committee approved, and in 2005 the Compensation Committee recommended to the Board for approval (which approval was granted by the Board), a bonus of $136,473 for Mr. Buchholtz’s service in fiscal 2004. In January 2004, Mr. Buchholtz was awarded an option to purchase 56,250 shares of Common Stock. The option vests and becomes exercisable as follows: 20% of the shares underlying the option vested and became exercisable on December 31, 2004 and the remaining 80% of the shares underlying the option vest and become exercisable ratably over 48 months on the last day of each month beginning January 31, 2005. In December 2004, Mr. Buchholtz was awarded an option to purchase 60,000 shares of Common Stock. The option is fully vested. In determining the size of Mr. Buchholtz’s grant, the Compensation Committee considered the growth of the business, the financial performance of the Company, the success of the IPO and the posturing of the Company for continued success.

Compensation Committee

Harry Casari
David R. Mitchell (Chairman)
Roger S. Penske, Jr.

STOCK PRICE PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Stock Market Index and the Nasdaq Textile-Apparel, Footwear and Accessories Index during the period commencing on December 14, 2004 (the date of the Company’s IPO) and ending on December 31, 2004. The comparison assumes $100 was invested on December 14, 2004 in each of the Company’s Common Stock, the Nasdaq Stock Market Index and the Russell 2000 Index and assumes the reinvestment of all dividends, if any. The comparisons in the table are required by the U.S. Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	12/14/04	12/31/04
Orange 21 Inc.	$100.00	$119.43
Nasdaq Stock Market Index	100.00	115.60
Russell 2000 Index	100.00	108.03

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee operates under a written charter adopted by the Board of Directors (the “Board”) on August 16, 2004. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Harry Casari, David R. Mitchell and Greg Theiss, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the 2004 Annual Report on Form 10-K with the Company’s management and its independent accountants. The Audit Committee met privately with the independent accountants and discussed issues deemed significant by the independent accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees) and discussed with the independent accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Audit Committee

Harry Casari (Chairman)
David R. Mitchell
Greg Theiss

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any person holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent change in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with and timely filed.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

A stockholder proposal not included in the Company’s proxy statement for the 2006 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s bylaws. To be timely, the bylaws provide that the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date this Proxy Statement was released to stockholders in connection with the Annual Meeting. However, if the date of the 2006 annual meeting of stockholders is changed by more than 30 days from the date contemplated at the time of this Proxy Statement, the Company must receive the stockholder’s notice not later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the 7th day following the day on which public announcement of the date of such meeting is first made.

PAYMENT OF COSTS

The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by proxy solicitors, directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to directors, officers or employees of the Company for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, and direct a written request to the Company, Attn:  Investor Relations Department, 2070 Las Palmas Drive, Carlsbad, California 92009, or contact Investor Relations at 760-804-8420. The Company will provide a separate copy of this Proxy Statement and the annual report to any stockholder at a shared address to which a single copy of the documents was delivered. Any such request should be addressed to the Company, Attn:  Investor Relations Department, at the address listed above. Stockholders who currently receive multiple copies of the proxy statement and/or annual report at their address and would like to request “householding” of their communications should contact their broker.

Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

By order of the Board

Michael Brower
Chief Financial Officer and Secretary

April 29, 2005

The Company’s 2004 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 2070 Las Palmas Drive, Carlsbad, California 92009, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of April 25, 2005, the stockholder was entitled to vote at the Annual Meeting.

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

ORANGE 21 INC.

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Orange 21 Inc. (the “Company”) is to assist the Board in fulfilling its oversight responsibilities relating to the Company’s (i) financial statements and auditing, accounting and related reporting processes and (ii) systems of internal controls regarding finance, accounting, financial reporting and business practices and conduct established by management and the Board.

Membership and Procedures

Membership and Appointment.   The Committee shall consist of at least three members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.

Independence and Qualifications.   Each member of the Committee shall meet the independence and experience requirements of the applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market.

Resources.   The Committee shall have the authority to retain, at the Company’s expense, special legal, accounting or other consultants to advise the Committee and to authorize or conduct investigations into any matters within the scope of its responsibilities. The Committee shall have sole authority to approve related fees and retention terms. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and shall have full access to all books, records, facilities and personnel of the Company in connection with the discharge of its responsibilities.

Evaluation.   The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

Duties and Responsibilities

The following shall be the common recurring activities and responsibilities of the Committee in carrying out its oversight functions. These activities and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard:

Documents/Reports Review

1.      Review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission and, with respect to the annual financial statements, the appropriateness and quality of accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

2.      Review and discuss with management and the independent auditors the Company’s earnings press releases before they are issued, and discuss generally with management the nature of any additional financial information or earnings guidance to be provided publicly and/or to ratings agencies.

3.      Review and discuss with management and the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, relating to the conduct of the audit, other significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, and any other matters communicated to the Committee by the independent auditors.

4.      Review with management and such outside professionals as the Committee considers appropriate important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

5.      Based on its review and discussions with management and the independent auditors, recommend to the Board whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K.

6.      Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Accounting and Financial Controls Framework

1.      Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

2.      Review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by management and any fraud involving management or other employees who have a significant role in the Company’s internal controls) and the effectiveness of the Company’s disclosure controls and procedures.

3.      Review with the independent auditors any management letter provided by the independent auditors and the Company’s responses to that letter.

4.      Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements that do not appear on the Company’s financial statements, (ii) any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Company’s financial statements, and (iii) material financial risks that are designated as such by management or the independent auditors.

5.      Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

Independent Auditors

1.      Be directly responsible for the appointment, removal, compensation and oversight of the work of the independent auditors (including the resolution of disagreements between the Company’s management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the independent auditors reporting directly to the Committee.

2.      Have the sole authority to review in advance, and grant any appropriate pre-approvals of all auditing services to be provided by the independent auditors and all permitted non-audit services (including the fees and other terms of engagement), and, if desired, establish policies and procedures for review and pre-approval by the Committee of such services.

3.      Obtain, review and discuss with the independent auditors at least annually a report by the independent auditors describing (i) the independent auditors’ internal quality control procedures, and (ii) any material issues raised by the most recent internal quality control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and the steps taken to deal with those issues.

4.      Review the report by the independent auditors, which is required by Section 10A of the Securities Exchange Act of 1934, concerning: (i) all critical accounting policies and practices to be used, (ii) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) any other material written communications between the independent auditors and the Company’s management.

5.      Review and discuss with the independent auditors, on an annual basis, all relationships the independent auditors have with the Company in order to evaluate the independent auditors’ continued independence, and receive from the independent auditors on an annual basis a written statement (consistent with Independence Standards Board Standard No. 1) regarding the auditors’ independence.

6.      Meet with the independent auditors prior to the audit for each fiscal year to review the planning, staffing and scope of the audit.

7.      Establish guidelines for the hiring of employees and former employees of the independent auditors.

Clarification of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, the Committee’s role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

ORANGE 21 INC.

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Orange 21 Inc. (the “Company”) is to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Company.

Membership and Procedures

Membership and Appointment.   The Committee shall consist of not fewer than two members of the Board, with the exact number being determined by the Board. The Board shall appoint members of the Committee from time to time.

Independence.   Each member shall meet the independence and outside director requirements of applicable tax and securities laws and regulations and the applicable rules of The Nasdaq Stock Market.

Authority to Retain Advisors.   In the course of its duties, the Committee shall have the sole authority, at the Company’s expense, to retain and terminate compensation consultants and other advisor as the Committee may deem appropriate, including the sole authority to approve any such advisor’s fees and other retention terms.

Evaluation.   The Committee shall periodically review and reassess the adequacy of this Charter and make any changes it deems necessary or appropriate.

Duties and Responsibilities

The following shall be the common recurring duties of the Committee in carrying out its oversight functions. The duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard.

The Committee shall:

1.      Review and approve corporate goals and objectives relevant to the compensation of the Company’s executive officers.

2.      Establish and approve the compensation levels for the Chief Executive Officer (the “CEO”) and other executive officers of the Company (the “Officers”), including, as applicable, (i) base salary, (ii) bonus, (iii) long-term incentive and equity compensation, and (iv) any other compensation, perquisites, and special or supplemental benefits.

3.      In consultation with the CEO, review and make recommendations to the Board regarding guidelines for the review of the performance and the establishment of compensation policies for all other employees of the Company and for the delegation to the Officers the determination of compensation for all employees of the Company who are not Officers.

4.      Establish and modify the terms and conditions of employment of the CEO and the Officers, by contract or otherwise.

B-1

5.      Determine the provisions of any contracts for the CEO and the Officers that will govern the situation in which severance payments will be due upon change in control situations.

6.      Make recommendations to the entire Board regarding the fees and other compensation to be paid to members of the Board for their service as directors and as members of committees of the Board.

7.      Administer the stock and other equity-based compensation plans of the Company (other than with respect to stock option grants to members of the Board, which shall be considered by the entire Board) in accordance with the terms of such plans.

8.      Oversee the administration of the Company’s other employee benefit plans.

9.      Maintain sole discretionary authority to interpret provisions of the Company’s executive compensation plans.

10. Establish all rules necessary or appropriate for implementing and conducting the Company’s executive compensation plans.

11.   Determine, as applicable in connection with the Company’s stock plans, such matters as eligibility for participation; persons to receive awards; the amount, form and other terms and conditions of awards; the form of agreements pertaining to such awards; the manner and form of deferral elections; or, when appropriate, the authorization of the Company’s purchase of its stock for allocation to the accounts of persons to whom awards have been made under such plans. The Committee may delegate to the CEO the authority to carry out all of the powers of the Committee to grant options and issue awards under the Company’s stock plans to employees or consultants of the Company or any subsidiary thereof who are not members of the Board, the CEO or the Officers; provided, that no such grant or award shall exceed the maximum number of shares that may be awarded to individuals and/or in the aggregate in any fiscal quarter or year as the Committee shall direct from time to time, and all grants or awards shall be at an exercise or grant price per share at least equal to fair market value on the date of such grant or award.

12.   Review the Company’s incentive compensation and other equity-based plans and practices and recommend changes in such plans and practices to the Board.

13.   Approve equity compensation plans and the grant of equity awards not subject to stockholder approval under applicable listing standards.

14.   Prepare the Compensation Committee report on executive compensation as required by rules of the U.S. Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

15.   Perform such other activities and functions related to executive compensation as may be assigned from time to time by the Board.

B-2

Appendix C

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

ORANGE 21 INC.

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Orange 21 Inc. (the “Company”) is to identify qualified individuals to serve as Board members and assist the Board in determining the composition of the Board and its committees. In addition, the Committee is to oversee matters of corporate governance, including the evaluation of the Board’s performance and processes and the assignment and rotation of members of the committees established by the Board.

Membership and Procedures

Membership and Appointment.   The Committee shall consist of not fewer than three members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.

Independence and Qualifications.   Each member shall meet the independence requirements of applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market.

Authority to Retain Advisers.   In the course of its duties, the Committee shall have sole authority, at the Company’s expense, to retain and terminate search firms, as the Committee deems advisable, to identify director candidates, and legal or other consultants to advise the Committee within the scope of its duties and responsibilities, including the sole authority to approve related fees and other retention terms.

Evaluation.   The Committee shall also periodically review and reassess the adequacy of this Charter and make any changes it deems necessary or appropriate.

Duties and Responsibilities

The following shall be the common recurring duties and responsibilities of the Committee. These duties and responsibilities are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate.

1.      Evaluate and make recommendations regarding the composition and size of the Board.

2.      Determine the composition of committees of the Board, with consideration of the desires of individual Board members.

3.      Monitor compliance with Board and Board committee membership criteria.

4.      Recommend nominees to the full Board to fill vacancies on the Board.

5.      Investigate suggestions for candidates for membership on the Board and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board, including stockholder nominations for the Board.

6.      Formulate and recommend to the Board a code of business conduct and a code of ethics for directors, officers and employees of the Company. The Committee shall from time to time or as necessary recommend to the Board any revisions to the code of ethics and code of business conduct

C-1

that the Committee deems appropriate or to ensure compliance with applicable securities laws and regulations and stock market rules.

7.      The Committee shall review on an annual basis the functioning and effectiveness of the Board, its committees and its individual members and, to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board and its committees.

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DETACH HERE	ZORN12

ORANGE 21 INC.
P	Annual Meeting of Stockholders, June 2, 2005
R
O	This Proxy is Solicited on Behalf of the Board of Directors of
X	ORANGE 21 INC.
Y

The undersigned revokes any previous proxies, acknowledges receipt of the notice of the Annual Meeting of Stockholders to be held on June 2, 2005 and the Proxy Statement and appoints Barry Buchholtz and Michael Brower, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of ORANGE 21, INC. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2005 Annual Meeting of Stockholders of the Company to be held at the Grand Pacific Palisades Resort and Hotel located at 5805 Armada Drive, Carlsbad, California on June 2, 2005 at 10:00 a.m. (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ORANGE 21 INC.

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZORN11

☒	Please mark votes as in this example.	#ORN

The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals, This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of directors listed below and IN FAVOR OF proposals Two and Three.

1.	To elect three directors to serve until the next Annual						FOR	AGAINST	ABSTAIN
	Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. Nominees: (01) Barry Buchholtz, (02) David R. Mitchell, (03) Greg Theiss				2.	To ratify the appointment of Nation Smith Hermes Diamond, APC as independent accountants of the Company for the fiscal year ending December 31, 2005.	☐	☐	☐
							FOR	AGAINST	ABSTAIN
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	3.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting	☐	☐	☐
	☐					and upon other matters as may properly come before the meeting.
	INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space above.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐

					Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date: